Exhibit 99.1

Lionsgate and Lionsgate Studios Announce Expected Date of Annual and Special Meetings

SANTA MONICA, CA, and VANCOUVER, BC, March 10, 2025 – Lions Gate Entertainment Corp. (NYSE: LGF.A, LGF.B) (“Lionsgate”) and Lionsgate Studios Corp. (Nasdaq: LION) (“Lionsgate Studios”) today announced that the annual general and special meeting of Lionsgate (the “Lionsgate Meeting”) and the special meeting of Lionsgate Studios (the “Lionsgate Studios Meeting”) (together referred to as “the Meetings”), relating to the proposed separation of Lionsgate’s Studios and Starz Businesses, are expected to be held on April 23, 2025. The record date for determining shareholders eligible to receive notice of and to vote at the Meetings will be March 12, 2025.

At the Meetings, shareholders will be asked to consider certain proposals relating to a proposed plan of arrangement involving Lionsgate, Lionsgate Studios, LG Sirius Holdings ULC and Lionsgate Studios Holding Corp. (“New Lionsgate”) under the Business Corporations Act (British Columbia) (the “Arrangement”), details of which are set out in the joint proxy statement/prospectus that is included in the registration on Form S-4, as amended (the “S-4”) that has been filed with the Securities and Exchange Commission (the “SEC”) and is available on the SEC’s website (http://www.sec.gov).

The previous applications of Lionsgate and Lionsgate Studios with the Supreme Court of British Columbia for interim orders indicated dates for the Meetings of March 10, 2025. This announcement of postponement of the Meetings to an expected April 23, 2025 date is provided in connection with those interim court orders.

About Lionsgate

Lionsgate (NYSE: LGF.A, LGF.B) owns approximately 87.8% of the outstanding shares of Lionsgate Studios Corp. (Nasdaq: LION), one of the world’s leading standalone, pure play, publicly-traded content companies, as well as the premium subscription platform STARZ.

About Lionsgate Studios

Lionsgate Studios (NASDAQ: LION) is one of the world’s leading standalone, pure play, publicly-traded content companies. It brings together diversified motion picture and television production and distribution businesses, a world-class portfolio of valuable brands and franchises, a talent management and production powerhouse and a more than 20,000-title film and television library, all driven by Lionsgate’s bold and entrepreneurial culture.

For further information, investors should contact:

Nilay Shah

310-255-3651

nshah@lionsgate.com

For media inquiries, please contact:

Peter D. Wilkes

310-255-3726

pwilkes@lionsgate.com

Additional Information and Where to Find It

In connection with the Arrangement, Lionsgate and New Lionsgate have filed with the the United States Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that includes a joint proxy statement/prospectus of Lionsgate and Lionsgate Studios, as well as other relevant documents concerning the Arrangement. Each of Lionsgate, Lionsgate Studios and New Lionsgate may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the definitive proxy statement/prospectus or registration statement or any other document that Lionsgate, Lionsgate Studios or New Lionsgate may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Lionsgate and Lionsgate Studios. INVESTORS, SECURITY HOLDERS AND OTHER INTERESTED PERSONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE ARRANGEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Lionsgate and Lionsgate Studios stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Lionsgate and Lionsgate Studios, without charge, at the SEC’s website (http://www.sec.gov) or by directing a request to: nshah@lionsgate.com.

Participants in Solicitation

Lionsgate, Lionsgate Studios and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Lionsgate and/or Lionsgate Studios in connection with the Arrangement. A list of the names of such directors and executive officers and information regarding their interests in the Arrangement is included in the S-4. To the extent interests by the directors or executive officers of Lionsgate and Lionsgate Studios have changed since the amounts set forth in the S-4, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership of Securities on Form 5, filed by Lionsgate and Lionsgate Studios with the SEC.

No Offer or Solicitation

This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Arrangement or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, Lionsgate Studios or New Lionsgate. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the business combination or the accuracy or adequacy of this communication.

Forward-Looking Statements

The matters discussed in this press release include forward-looking statements, including those regarding the dates of the Meetings. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including, but not limited to: changes in our business strategy; the substantial investment of capital required to produce and market films and television series; budget overruns; limitations imposed by our credit facilities and notes; unpredictability of the commercial success of our motion pictures and television programming; risks related to acquisition and integration of acquired businesses; the effects of dispositions of businesses or assets, including individual films or libraries; the cost of defending our intellectual property; technological changes and other trends affecting the entertainment industry; potential adverse reactions or changes to business or employee relationships; weakness in the global economy and financial markets, including a recession and past and future bank failures; wars, terrorism and multiple international conflicts that could cause significant economic disruption and political and social instability; labor disruptions and strikes; the inability of the parties to successfully or timely consummate the Arrangement, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the S-4 are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect Lionsgate or Lionsgate Studios; the approval of the requisite equity holders of Lionsgate and Lionsgate Studios is not obtained; the inability to receive court approval of the proposed plan of arrangement in connection with the Arrangement; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the Arrangement; failure to realize the anticipated benefits of the Arrangement; the ability to recognize the anticipated benefits of the Arrangement; the effect of the announcement or pendency of the Arrangement on Lionsgate’s or Lionsgate Studios’ ability to retain key personnel and to maintain relationships with business partners; risks relating to potential diversion of management attention from Lionsgate’s and Lionsgate Studios’ ongoing business operations; negative effects of this announcement or the consummation of the Arrangement on the market price of Lionsgate’s or Lionsgate Studios’ applicable equity securities and/or operating results; transaction costs associated with the Arrangement; and the other risk factors set forth in Lionsgate’s and Lionsgate Studio’s most recent Quarterly Reports Form 10-Q and Annual Report on Form 10-K , and the risk factors that are set forth in the S-4. Neither of Lionsgate nor Lionsgate Studios undertakes any obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.